EXHIBIT 99






                      FCNB CORP DIVIDEND REINVESTMENT PLAN
                           SHARE DEPOSIT AUTHORIZATION

TO:   American Stock Transfer and Trust Company
      Dividend Reinvestment Department
      40 Wall Street, 46th Floor
      New York, New York  10005




Gentlemen:

     Enclosed please find certificates, identified below, all of which are registered in the name set forth below, representing an aggregate of ________________ shares of FCNB Common Stock. The shares represented by these certificates are hereby submitted to you for deposit in my account under the FCNB Corp Dividend Reinvestment Plan, in accordance with the provisions of the Plan, as described in the Plan Prospectus dated ___________, 1998.

Account Number:           _________________________________

Registered Name of Shares and Account:
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Account Address:

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         CERTIFICATE NUMBER                             NUMBER OF SHARES

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                        TOTAL SHARES

Signature(s):    _______________________________________________________________

Date:       _____________________________________________

               PLEASE DO NOT ENDORSE CERTIFICATES TO BE DEPOSITED